SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 1997
                                                   -----------------

       First Deposit National Bank on behalf of the Providian Master Trust
                    (formerly the First Deposit Master Trust)
       -------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                            33-59922
                                            33-84844
                                            33-99462
   United States of America                333-22131            02-0118519
-------------------------------           ----------          ---------------
State or other jurisdiction of            (Commission        (I.R.S. Employer
incorporation or organization)             File No.)         Identification No.)

            295 Main Street
         Tilton, New Hampshire                               03276
   ---------------------------------------                   -----
   (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:  (603) 286-4348
                                                     ---------------

                             Not Applicable
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(Former name or former address, if changed since last report)


Item 5. Other Events.

Exhibit 19.1 Monthly Statement for the Asset-Backed Certificates, Series 1993-2 with respect to the December 15, 1997 Distribution Date.

Exhibit 19.2 Monthly Statement for the Asset-Backed Certificates, Series 1995-1 with respect to the December 15, 1997 Distribution Date.

Exhibit 19.3 Monthly Statement for the Asset-Backed Certificates, Series 1995-2 with respect to the December 15, 1997 Distribution Date.

Exhibit 19.4 Monthly Statement for the Asset-Backed Certificates, Series 1996-1 with respect to the December 15, 1997 Distribution Date.

Exhibit 19.5 Monthly Statement for the Asset-Backed Certificates, Series 1997-1 with respect to the December 15, 1997 Distribution Date.

Exhibit 19.6 Monthly Statement for the Asset-Backed Certificates, Series 1997-2 with respect to the December 15, 1997 Distribution Date.

Exhibit 19.7 Monthly Statement for the Asset-Backed Certificates, Series 1997-3 with respect to the December 15, 1997 Distribution Date.

Exhibit 19.8 Monthly Statement for the Asset-Backed Certificates, Series 1997-4 with respect to the December 15, 1997 Distribution Date.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.


                                            PROVIDIAN MASTER TRUST

                                   By:      FIRST DEPOSIT NATIONAL BANK,
                                            Servicer

                                   By:      /s/Robert W. Molke
                                            ---------------------------
                                            Robert W. Molke
                                            Vice President and Treasurer


Date:       December 15, 1997


                                  EXHIBIT INDEX


Exhibit No.

19.1 Monthly Statement for the Asset-Backed Certificates, Series 1993-2 with respect to the December 15, 1997 Distribution Date.

19.2 Monthly Statement for the Asset-Backed Certificates, Series 1995-1 with respect to the December 15, 1997 Distribution Date.

19.3 Monthly Statement for the Asset-Backed Certificates, Series 1995-2 with respect to the December 15, 1997 Distribution Date.

19.4 Monthly Statement for the Asset-Backed Certificates, Series 1996-1 with respect to the December 15, 1997 Distribution Date.

19.5 Monthly Statement for the Asset-Backed Certificates, Series 1997-1 with respect to the December 15, 1997 Distribution Date.

19.6 Monthly Statement for the Asset-Backed Certificates, Series 1997-2 with respect to the December 15, 1997 Distribution Date.

19.7 Monthly Statement for the Asset-Backed Certificates, Series 1997-3 with respect to the December 15, 1997 Distribution Date.

19.8 Monthly Statement for the Asset-Backed Certificates, Series 1997-4 with respect to the December 15, 1997 Distribution Date.